Exhibit 99.2

INVESTOR PRESENTATION February 2021

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE This presentation (the “presentation”) is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of Tuscan Holdings Corp . (“Tuscan”) or Microvast, Inc . (“Microvast”) or any of their respective affiliates . The presentation has been prepared to assist parties in making their own evaluation with respect to the proposed business combination between Tuscan and Microvast and related transactions (the “Business Combination”) and for no other purpose . It is not intended to form the basis of any investment decision or any other decisions with respect of the Business Combination . No Representation or Warranty : No representation or warranty, express or implied, is or will be given by Tuscan or Microvast or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto . This presentation does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect to Tuscan, and does not constitute investment, tax or legal advice . The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material . Tuscan and Microvast disclaim any duty to update the information contained in this presentation . Any and all trademarks and trade names referred to in this presentation are the property of their respective owners . We do not intend our use or display of other companies’ trademarks or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies . Cautionary Statement Regarding Forward - Looking Statements : This presentation contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services ; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning . These forward - looking statements include, but are not limited to, statements regarding Microvast’s industry and market sizes, future opportunities for Tuscan, Microvast and the combined company, Tuscan’s and Microvast’s estimated future results and the Business Combination, including the implied enterprise value, the expected transaction and ownership structure and the likelihood and ability of the parties to successfully consummate the Business Combination . Such forward - looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control . Actual results and the timing of events may differ materially from the results anticipated in these forward - looking statements . In addition to factors previously disclosed in Tuscan’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward - looking statements : (1) inability to complete the Business Combination or, if Tuscan does not complete the Business Combination, any other business combination ; (2) the inability to complete the Business Combination due to the failure to meet the closing conditions to the Business Combination, including the inability to obtain approval of Tuscan’s stockholders, the inability to consummate the contemplated PIPE financing, the failure to achieve the minimum amount of cash available following any redemptions by Tuscan stockholders, the failure to meet the Nasdaq listing standards in connection with the consummation of the Business Combination, or the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement ; (3) costs related to the Business Combination ; (4) a delay or failure to realize the expected benefits from the Business Combination ; (5) risks related to disruption of management time from ongoing business operations due to the Business Combination ; (6) the impact of the ongoing COVID - 19 pandemic ; (7) changes in the highly competitive market in which Microvast competes, including with respect to its competitive landscape, technology evolution or regulatory changes ; (8) changes in the markets that Microvast targets ; (9) risk that Microvast may not be able to execute its growth strategies or achieve profitability ; (10) the risk that Microvast is unable to secure or protect its intellectual property ; (11) the risk that Microvast’s customers or third - party suppliers are unable to meet their obligations fully or in a timely manner ; (12) the risk that Microvast’s customers will adjust, cancel, or suspend their orders for Microvast’s products ; (13) the risk that Microvast will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all ; (14) the risk of product liability or regulatory lawsuits or proceedings relating to Microvast’s products or services ; (15) the risk that Microvast may not be able to develop and maintain effective internal controls ; (16) the outcome of any legal proceedings that may be instituted against Tuscan, Microvast or any of their respective directors or officers following the announcement of the Proposed Combination ; (17) risks of operations in the People’s Republic of China ; and (18) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments . Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward - looking statements and the assumptions on which those forward - looking statements are based . There can be no assurance that the data contained herein is reflective of future performance to any degree . You are cautioned not to place undue reliance on forward - looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control . All information set forth herein speaks only as of the date hereof in the case of information about Tuscan and Microvast or the date of such information in the case of information from persons other than Tuscan or Microvast, and we disclaim any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this communication . Forecasts and estimates regarding Microvast’s industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part . Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results 2 Important Notice

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE No Offer or Solicitation : This presentation is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination and shall not constitute an offer to sell or the solicitation of an offer to buy or subscribe for any securities or a solicitation of any vote of approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . Use of Projections : This presentation contains financial forecasts . Neither Tuscan’s nor Microvast’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation . These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results . In this presentation, certain of the above - mentioned projected information has been provided for purposes of providing comparisons with historical data . The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information . Projections are inherently uncertain due to a number of factors outside of Tuscan’s or Microvast’s control . Accordingly, there can be no assurance that the prospective results are indicative of future performance of Tuscan, Microvast or the combined company after the Business Combination or that actual results will not differ materially from those presented in the prospective financial information . Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved . Industry and Market Data : In this presentation, we rely on and refer to information and statistics regarding market participants in the sectors in which Microvast competes and other industry data . We obtained this information and statistics from third - party sources, including reports by market research firms and company filings . Being in receipt of the presentation you agree you may be restricted from dealing in (or encouraging others to deal in) price sensitive securities . Non - GAAP Financial Measures : This presentation includes certain non - GAAP financial measures, including EBITDA and Adjusted EBITDA . EBITDA and Adjusted EBITDA are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may be different from non - GAAP financial measures used by other companies . EBITDA is calculated as Operating P rofit plus Depreciation and Amortization, and Adjusted EBITDA is calculated as EBITDA plus other adjustments, including G ains / Losses from Equity Method Investments and Other I ncome . Tuscan and Microvast believe that the use of this non - GAAP financial measure provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing Microvast’s financial measures with other similar companies . This non - GAAP financial measure should not be considered in isolation from, or as an alternative to, financial measures determined in accordance with GAAP . The principal limitation of this non - GAAP financial measure is that it excludes significant expenses and income that are required by GAAP to be recorded in Microvast’s financial statements . In addition, this non - GAAP financial measure is subject to inherent limitations as they reflect the exercise of judgment by management about which expense and income are excluded or included in determining this non - GAAP financial measure . In order to compensate for these limitations, management presents a non - GAAP financial measure in connection with GAAP results . You should review Microvast’s audited financial statements, which will be included in the Registration Statement (as defined below) . Additional Information and Where to Find It : In connection with the Business Combination involving Tuscan and Microvast, Tuscan intends to file relevant materials with the SEC, including a proxy statement . This document is not a substitute for the proxy statement . INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MICROVAST, TUSCAN, THE BUSINESS COMBINATION AND RELATED MATTERS . The proxy statement and other documents relating to the Business Combination (when they are available) can be obtained free of charge from the SEC’s website at www . sec . gov . These documents (when they are available) can also be obtained free of charge from Tuscan upon written request to Tuscan at : Tuscan Holdings Corp . , 135 E . 57 th St . , 17 th Floor, New York, NY 10022 . Participants in Solicitation : This presentation is not a solicitation of a proxy from any investor or security holder . However , Tuscan, Microvast, and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the Business Combination under the rules of the SEC . Information about Tuscan’s directors and executive officers and their ownership of Tuscan’s securities is set forth in Tuscan’s filings with the SEC, including Tuscan’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 , which was filed with the SEC on March 13 , 2020 . To the extent that holdings of Tuscan’s securities have changed since the amounts included in Tuscan’s Annual Report, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC . Additional information regarding the participants will also be included in the proxy statement, when it becomes available . When available, these documents can be obtained free of charge from the sources indicated above . 3 Important Notice (cont’d)

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Sponsor Co - Sponsor and Advisor 4 Tuscan Holdings and InterPrivate Capital Overview Note: 1. InterPrivate Acquisition Corp. has entered into a definitive agreement to combine with Aeva Inc. • 40+ years of entrepreneurial experience • Previously founder and executive Chairman of the Board of Forum Merger Corporation • Former CEO of Synergy Gas Corporation Stephen Vogel Chairman & CEO, Tuscan Holdings Corp. Nasdaq - listed SPAC with a highly experienced management team Select Prior Experience (SPAC) (SPAC) • 25+ years of experience in private equity and M&A • Founder of InterPrivate and Landmark Value Investments • Former member of Morgan Stanley M&A and Investcorp Private Equity teams • CEO of InterPrivate Acquisition Corp. (NYSE:IPV ) (1) Ahmed Fattouh CEO, InterPrivate Capital • 10+ years experience as a tech investor, entrepreneur and advisor • Founding team, Sherpa Capital, multi - stage venture capital firm that grew to over $700MM AUM • Senior Vice President of InterPrivate Acquisition Corp. (NYSE:IPV ) Brian Pham Partner, InterPrivate Capital • 20+ years experience in financial industry across shipping, industrials, energy, real estate and technology • Founding Managing Director, Dahlman Rose • Senior Vice President of InterPrivate Acquisition Corp. ( NYSE:IPV) Alan Pinto Partner, InterPrivate Capital Trusted investment partner to established and emerging private equity sponsors, family offices and institutional investors Select Investments & Affiliates

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 5 Microvast Leadership Team + Transaction Overview Notes: 1. Assumes no redemptions 2. Includes $482.5MM in PIPE proceeds and $57.5MM in proceeds from Convertible Bridge Notes; see Transaction Overview for furthe r d etails Proposed Transaction Overview • Microvast is a leading global provider of next - generation battery technologies for commercial and specialty electric vehicles • Microvast to combine with Tuscan Holdings Corp. I (Nasdaq: THCB), a publicly - listed special purpose acquisition company with approximately $282MM of cash held in trust (1) – InterPrivate Capital acting as Co - Sponsor and Advisor to Tuscan – $2.1Bn pre - money equity value • Transaction represents a compelling opportunity to invest in a pioneer in the electrification of the commercial vehicle market, with additional applications in other high growth markets • Proceeds to be used to fund the buildout of international manufacturing facilities, as well as to fulfill contracted demand from global customers $540MM Cumulative PIPE Proceeds (2) $2.4Bn Aggregate Value 1.0x AV / 2025E Revenue Multiple Microvast Leadership Team Shane Smith President, Microvast USA Sascha Kelterborn SVP and MD, Microvast EMEA Leon Zheng Chief Financial Officer Dr. Wenjuan Mattis Chief Technology Officer Yang Wu Founder and Chief Executive Officer

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 6 Investment Highlights Partnerships with industry leaders, with over $ 1.5Bn in contracted revenue through 2027 providing high visibility 5 L eading fully - owned and 3 rd party - validated proprietary technology across the battery system 2 Field - proven history of development, production and revenue generation 4 Distinct vertically integrated business model enables faster product development, greater customization and margin advantage 3 Highly attractive financial profile with potential for accelerating growth and stable margins 6 Differentiated product portfolio serving the commercial vehicle and other high - growth markets 1 World - class management team with significant cross - disciplinary experience and track record commercializing innovative technologies 7

Company Overview

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 8 Microvast’s Vision Energy Density Long Life Fast Charging Safe » Deliberately built technology for high performance and mobility » Developed distinct technology - powered competitive advantages and sustainable growth » Ready and well - positioned to lead the market when the world accelerates on the path towards electrification Build Battery Technology to Power a Mobility Revolution THINKING FORWARD. POWERING NOW.

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 9 Microvast at a Glance Vertically Integrated, Fully - Owned Proprietary Technology Portfolio $100MM + 2020E Revenue $ 1.5Bn + Contracted Revenue T hrough 2027 Underpinned by Landmark CNHI / FPT Contract 28,000 + Battery Systems in Operation 19 / 160 + Countries / Cities Where Products Are in Operation 1,800 + / 500 + Total Employees / R&D Personnel 3.8Bn + Miles Operational Distance Covered With No Major Safety Incidents 550 + Patents / Patent Applications $2.3Bn + 2025E Revenue Battery Technology Innovator Driving the Electrification of the Commercial Vehicle Market 1

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 10 Established Global Presence Provides Solid Foundation for Growth Note: 1. MOU: Memorandum of Understanding 2006 2008 2019 2014 2016 2020 2021 2022 Headquarters established in Houston, TX Manufacturing plant established in Huzhou, China Received Iveco nomination and signed MOU with FPT (1) Service facility established in London, UK European Headquarters established in Frankfurt Germany Signed purchase agreement for 2 GWh facility in Clarksville, TN Begin Battery Production in the area of Berlin, German y Begin Battery Production in Clarksville, TN Berlin, Germany London, UK Houston, TX Clarksvill e , TN Singapore Huzhou, China Cell, Module, Pack and Separator Manufacturing Plant, USA (577K sq.ft.) Module & Pack Facility, Germany (170K sq.ft.) Material, Cell, Module and Pack Manufacturing Plant, China (1.72MM sq.ft.)

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 11 Complete Battery Solutions for a Broad Range of Applications Note: 1. All images are copyright of their respective owners PASSENGER VEHICLES (PV) High energy density solutions to enable long range and fast charging 200 - 265 Wh / Kg Energy Density 2,500 + – 8,000 + Life Cycles Passenger Cars Taxis ENERGY STORAGE SOLUTIONS (ESS) Multiple cell chemistry solutions for a broad range of energy storage applications Products especially suited for high performance applications, e.g. frequency regulation, grid management Data Centers / UPS Markets served today Markets targeted for future expansion BATTERY COMPONENTS High performance battery components Enable unique safety and performance characteristics Consumer Electronics COMMERCIAL VEHICLES (CV ) 85 – 265 Wh / Kg Full Range of Energy Densities 2,500 + – 20,000 + Long Cycle Lives 10 – 30 Min. Best - in - Class Charging Performance Trucks Mining / Specialty Vehicles Port Trucks / AGVs Trains Buses LCVs London Hybrid Bus CRRC, China Port of Singapore Heavy - Duty Mining Truck CNHI / FPT / Iveco E - Daily PACCAR / DAF Truck Superior Performance vs. Competitors’ Commoditized Solutions: PV ≠ CV

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 0 2 4 6 8 10 12 14 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 Commercial Vehicle Sales in U.S., Europe, China, Japan & South Korea (3) Units (MM) 12 Large Addressable Market Which i s at a Key Inflection Point Notes: 1. Global CV unit sales based on Bloomberg New Energy Finance (BNEF) estimates; annual sales estimates based on industry researc h 2. Microvast’s estimated 2025 TAM, calculated as $1Tn annual CV sales * 9% EV penetration * 35% (mid - point) battery share of EV value = $30Bn+ 3. Based on sales in key markets (U.S , Europe, China, Japan & South Korea), which comprise the majority of global sales and where EV penetration is expected to occur first; r est of world represents further upside 4. Other alternative fuels include fuel cell and natural gas 5. Battery demand (GwH) based on BNEF estimates; available till 2030 The Commercial Vehicle Market is Large and Poised to Undergo Rapid Electrification 10MM+ units / $1Tn+ annual sales / $30Bn+ TAM (1)(2) The global Commercial Vehicle market is large and growing EV 1.5% of 2020 sales Ź 8.5% by ’25 (55% CAGR) (3) Market believed to be at a key inflection point as EV penetration takes hold ~30 - 40% of EV value resides in the battery Battery providers expected to play a pivotal role in the EV value chain 49% Electric Other Alternative Fuels (4) Diesel & Gasoline 8% 43% Share of Total Sales EV as % of Total Sales 1.5% 9% 23% 49% 2020E - 25E CAGR 55% 2025E - 30E CAGR 25% 2030E - 40E CAGR 9% 2020 2025 2030 2040 313 97 10 Implied Battery Demand (GwH) (5) 2020 2025 2030

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 13 Opportunities to Expand to Adjacent High - Growth Markets Notes: 1. TAM based on battery demand (GwH) estimates from Bloomberg New Energy Finance (BNEF), as well as Microvast management assumptions related to marke t s hare and pricing 2. Based on BNEF estimates as of May 2020 Microvast’s Technology Can Also Be Applied to High - Margin Applications in Other High - Growth Markets 2025 Adjacent Market TAM Estimate: ~$45Bn (1) ~$22 Bn Passenger Vehicles Provide aramid separator and gradient cathode to OEMs who make their own batteries Expected Market Growth (2020E - 30E): 34% • Large market (~80MM units sold annually) • Growing in - line with global GDP (~4%) • EV penetration expected to rise: 2.7% presently to 10% by 2025 and 28% by 2030 Battery Demand (GwH) (2) 71 442 1,295 2020 2025 2030 Consumer Electronics Aramid separator, gradient cathode to be used in consumer electronics (e.g. smartphone) batteries ~$2 Bn Expected Market Growth (2020E - 30E): 7% • Mobile penetration is high and growing , especially in developing markets • Demand for higher energy density and longer life while maintaining safety creates opening for Microvast technology Battery Demand (GwH) (2) 70 116 137 2020 2025 2030 Energy Storage Solutions LTO / NMC solutions for high - performance applications requiring multiple battery cycles per day ~$20 Bn Expected Market Growth (2020E - 30E): 21% • Rapidly growing market driven by storage applications, energy shifting, data centers • Increasing need for ESS due to expected rise in distributed / renewable power usage Battery Demand (GwH) (2) 23 83 155 2020 2025 2030

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 14 Microvast Has Best - in - Class Battery Cell Technology Battery Cell Capabilities: Microvast vs. Leading Competitor Energy Density +30% ( 330 Wh/kg ) +30% (95 W h/kg ) + 15% ( 210 W h/kg ) +10% ( 270 Wh/kg ) Life Cycles +80% +70 % More than Double More than Double Representative Applications 1/2 time ( 10 min ) 1/3 time (15 min ) 1/2 time (45 min ) 1/3 time (30 min ) Charging Time (full charge) Ultra Fast Charge (LTO) Introduced in 2011 2022 High Energy Density Target Cell (won R&D 100 award) High Power ( NMC - 1) Introduced in 2017 High Energy Density ( NMC - 2) Introduced in 2019 What Customers Care About Currently in Production Upcoming Safety Life Cycles Charging Time Total Cost of Ownership Energy Density (Wh/kg) Buses Mining Trucks Commercial Vehicles Buses Commercial Vehicles Passenger Vehicles Commercial Vehicles Passenger Vehicles

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 15 Microvast’s High Performance Technology : Illustrative Comparison Microvast’s In - Production Technology as Illustrated in a Leading Passenger BEV Notes: 1. Representative performance of a PV battery in a leading BEV platform, based on Microvast management estimates 2. Representative performance of a Microvast battery if fitted in the same platform, based on Microvast management estimates 3. Represents time taken to increase State of Charge (SOC) by a given percentage; given variance in measurement by provider, mil es per minute of charge is the standardized metric used for comparison 4. Cycle life is at cell level 0 - 100% SOC Leading Passenger Vehicle BEV (1) 20% greater range ~3x faster charging 3x lifespan ~4x lifetime mileage (2) Up to 370 miles from one charge 12 mins, D 70% state of charge (3) (~22 miles / min. of charge) 3,000 cycles to 80% retention (4) 1MM miles lifetime throughput mileage Up to 300 miles from one charge 30 mins, D 60% state of charge (~6 miles / min. of charge) 1000 cycles to 80% retention 270K miles lifetime throughput mileage

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Proprietary Technology Across All Battery Components Broad Portfolio of Cell Chemistries Suited to Specific Applications Unique Capabilities Down to the Cell Level Enables Tailored Solutions Gradient Cathode Non - Flammable Electrolyte Aramid Separator Enables the precise distribution of elements (e.g. Cobalt) across the cathode particles – boosts energy density and reduces cost Virtually eliminates the risk of battery fires, addressing a major industry challenge Higher thermal stability than charged cathode material; 2x the temperature resistance of traditional poly - ethylene separators, enhancing safety and charging time LTO LFP NMC - 1 NMC - 2 Lithium Ferrophosphate (LiFePO 4 ) Lowest cost Good cycle life Lithium Nickel - Manganese - Cobalt Oxide (LiNi x Mn y Co z O 2 ) Ultra - fast charging Long cycle life Lithium Titanate (Li 4 Ti 5 O 12 ) Ultra - fast charging, Ultra long cycle life, Safest LIB chemistry Highest energy density Fast charging Long cycle life Lithium Nickel - Manganese - Cobalt Oxide (LiNi x Mn y Co z O 2 ) Cells Modules Packs 16 Microvast’s Technology Powered by Proprietary, Broad IP Differentiated Fully - Owned and 3rd Party - Validated Battery Technology Down to the Cell Level Proven Technology Supported by Extensive 3 rd Party Testing and Validation 220 Wh/kg High Power Cells 270 Wh/kg High Energy Density Cells 200 Wh/kg Power Cells & 270 Wh/kg High Energy Density cells 220 - 240 Wh/kg Extreme Fast Charge (XFC) Cells HnCO - 52Ah cells 18 kWh LpTO Pack

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 17 Vertical Integration Enables Solution Breadth and High Margins Vertically Integrated From Initial Concept Development to Final System Manufacturing Established In - House Manufacturing Capacity Greater Customization to Client Needs Faster Product Development Tighter Cost Control, Higher Margins x x x Advanced Battery Components Cells Packs Modules Unique R&D and Design Capabilities Across the Complete Battery System FCG Cathode Plant, Electrolyte Plant, Aramid Separator Plant Module Assembly Line Pack Production Cell Production Line Why This Matters: Key Benefits of Vertical Integration

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 18 Landmark CNH / FPT Contract Underscores Growth Potential Notes: 1. Total assumed revenue of >$ 1.5Bn over 7 - year contract term (through 2027), of which ~$900MM is in the pipeline (through 2025). Assumed figures are approximate and based on Microvast management’s expectations of future demand, which in turn is informed by customer estimates 2. All images are copyright of their respective owners Landmark Contract with CNHI / FPT (FPT Industrial is CNHI’s powertrain subsidiary) + 7 - year global cooperation agreement with FPT to be their exclusive supplier for the New Daily Electric battery solution Supplies battery solutions to FPT for the electrification of CNHI brands like IVECO and other third - party customers Manufactured in Microvast’s new facility near Berlin, Germany Active Projects Across Multiple CV Categories (2) + (CNHI’s CV subsidiary) > $1.5Bn Total Revenue Over Contract Term (1) ~$900MM Total Pipeline Revenue Through 2025 Iveco e - Daily Van Iveco e - Way Bus Iveco Truck Iveco e - Daily Passenger Van Iveco e - Daily Chassis Cab

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 19 Recent Business Wins With Marquis Global Customers Demonstrate Business Momentum Long - Standing Partnerships with Leading Global Customers Recent wins with marquee global customers demonstrate business momentum Longstanding R&D partnerships often pave the way for commercial collaboration Customer Partnerships Microvast battery on a ZF truck © ZF Friedrichshafen AG R&D Partnerships

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 20 Contracted Pipeline up to 2025 Provides Significant Revenue Visibility Notes: 1. Pipeline maintained through 2025, whereas contracted revenue extends through 2027 2. Contracted revenue represent business where a contract or sales agreement is in place Robust Pipeline of Actionable Opportunities … Contracted Revenue Provides Significant Visibility $MM Contracted Revenue Other Forecasted Revenue Multiple additional contracts expected – dialog ongoing with OEM customers Contracted revenue represents ~25% of 2021E - 25E revenue (2) 44 125 172 250 355 186 323 579 829 1,108 101 230 448 751 1,080 1,462 2020E 2021E 2022E 2023E 2024E 2025E $ 5.9Bn Total Identified Opportunity $4.1Bn Total Probability - Weighted Pipeline $ 1.0Bn / $ 1.5Bn+ Total Contracted Revenue in Pipeline / Through 2027 (1)

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 21 Highly Attractive Financial Profile With Potential for Accelerating Growth and Stable Margins Note: 1. Includes ~5% of Passenger Vehicle Sales Adj. EBITDA by Segment $MM Revenue by Segment $MM Large addressable opportunity, rapid growth in key markets underpins business forecast Having proven technology through initial deployments in China, Microvast has broadened focus to become a truly global player, making rapid inroads into the attractive European and U.S. markets Continuing to develop relationships with customers in the PV / ESS / Consumer Electronics markets , where our technology can add value Local U.S. manufacturing presence upon completion of Clarksville production facility should accelerate market share gains at attractive margins 751 1,080 1,462 1,847 2,215 3,440 289 632 787 1,052 2,168 564 1,238 101 230 460 874 1,545 2,348 2,987 3,831 6,845 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2030E % Growth: 126% 100% 90% 77% 52% 27% 28% 19% Commercial Vehicles (1) Battery Components Energy Storage Solutions 2020E - 25E CAGR 87% 2025E - 30E CAGR 24% 151 245 329 422 519 882 87 149 209 440 111 221 (12) 12 71 177 309 465 640 839 1,544 2020E 2021E 2022E 2023E 2024E 2025E 2026E 2027E 2030E % Margin: (11%) 5% 15% 20% 20% 20% 21% 22% 23% 1.5Bn + of contracted revenue provides significant forward visibility

Transaction Overview and Valuation

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 23 Proposed Transaction Overview Notes: 1. Pro Forma share count includes ~27.6MM SPAC shares, ~7.9MM SPAC founder shares, ~55.0MM PIPE investor shares (which include ~ 6.7 MM bridge investor shares) and 210.0MM shares to existing Microvast shareholders (which include 17.3MM shares based on conversion of NCI investors from Microvast Power Systems Co., Lt d t o Microvast, Inc. shares). Assumes all new shares (other than bridge investor shares, described below) issued at a price of $10.00. Excludes impact of ~28MM warrants with a strike price of $11.5 0 a nd earn - out of ~20MM shares with a vesting price of $18.00; assumes no redemptions; does not reflect any outstanding compensatory equity awards 2. As of September 30, 2020 3. Debt balance net of $30MM repayment 4. Includes Microvast cash balance of $20MM as of November 30, 2020 5. Bridge notes issued by Microvast that are exchangeable pursuant to the Merger Agreement for Tuscan shares upon the closing of th e transaction. Consists of two tranches: $25MM of new shares would be issued at a price of $8.00, and $32.5MM of new shares would be issued at a price of $9.00” Cash Sources and Uses $MM Pro Forma Valuation $MM Transaction Highlights Pro Forma Ownership (1)(2) • $2.1Bn pre - money equity value • Transaction proceeds will be used to finance buildout of world - class manufacturing facilities in the U.S. and Europe; total estimated global capacity of 9 GWh by 2022 ‒ U.S.: New 2 GWh cell , module and pack production line, and separator plant ‒ Germany: Ongoing cash flow requirements; finalizing purchase of module and pack production equipment ‒ China: New production lines at Huzhou plant, expanding production capacity from 3 GWh to 7 GWh ‒ Debt Repayment: Partial repayment of debt Sources SPAC Cash in Trust $282 Estimated PIPE Proceeds 482.5 Convertible Bridge Notes (5) 57.5 Total $822 Uses Cash to Balance Sheet $752 Debt Repayment 30 Est. Transaction Expenses 40 Total $822 Share Price $10.00 Pro Forma Shares Outstanding (1) 300.5MM Equity Value $3,005 Plus: Existing Debt (2)(3) 171 Less: Balance Sheet Cash (4) (772) Aggregate Value $2,403 Implied AV / 2025E Revenue 1.0x Existing Microvast Shareholders 70% SPAC Shareholders 9 % SPAC Founder Shares 3% PIPE Investors 18%

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 24 Operational Benchmarking Notes: 1. Based on projections in QuantumScape September 2020 Investor Presentation; de minimis revenue of $39MM and gross profit of $2 MM projected in 2025 2. Estimates based on Romeo September 2020 Investor Presentation 3. Based on projections in Protera January 2021 Investor Presentation 4. 2025E estimates unavailable for Zero Emissions Vehicle Tech peers (based on Street consensus) – 2023E - 24E average margin shown i nstead 5. Nikola 2023E – 24E EBITDA projected to be negative, effectively breaking even by 2025; 2025E figure shown here and included in m edian calculation CY2023E - CY2025E Revenue CAGR CY2023E - CY2025E Average Gross Margin (4) Sources: Company materials, Capital IQ as of 01/29/2021 CY2023E - CY2025E Average EBITDA Margin Zero Emissions Vehicle Tech Peers 64% NM 47% 88% 75% 53% 47% 35% 23% 23% (1) (2) (3) 28% NM 28% 26% 25% 24% 24% 21% 20% 15% 20% NM 16% 22% 20% 20% 13% 9% 8% 2% (5) Median: 47% Median: 24% Median: 13%

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 1.6x 1.0x 0.8x 54.3x 4.6x 1.7x 1.2x 16.0x 15.7x 7.1x 4.7x 4.0x 1.9x 1.8x 2024E 2025E 2026E 2026E 2027E 2024E 2025E 25 Valuation Benchmarking Notes: 1. Microvast AV of $ 2.4Bn based on $3.0Bn post - money equity value and net debt of ($601) 2. Aggregate value based on current trading value; revenue and EBITDA estimates based on QuantumScape September 2020 Investor Pr ese ntation 3. Aggregate value based on current trading value; revenue and EBITDA estimates based on Romeo September 2020 Investor Presentat ion 4. Based on current trading values and Street consensus estimates 5. Protera share price estimated using ArcLight share price as proxy; aggregate value assumes 240.1 pro forma shares outstanding an d ($801MM) of net debt based on January 2021 Investor Presentation 6. Nikola 2025E multiple not meaningful due to de minimis EBITDA; not included in median calculation Aggregate Value / Revenue Sources: Company materials, Capital IQ as of 01/29/2021 Aggregate Value / EBITDA Revenue (MM) $1,545 $2,348 $2,987 $1,156 $1,650 Microvast (1) QuantumScape (2) Romeo Power (3) Zero Emissions Vehicle Tech: 2025E Multiple (4) Microvast QuantumScape Romeo Power Zero Emissions Vehicle Tech: 2025E Multiple Margin (%) 20.0% 19.8% 21.4% NM 25.2% 17.0% 20.5% EBITDA (MM) $309 $465 $640 ($59) $808 $196 $338 Median: 4.7x $275 $3,210 (6) (5) $581 $1,956 $ 105,989 $18,651 $30,519 $2,566 $4,335 7.8x 5.2x 3.8x NM 18.5x 9.9x 5.7x 150.2x 65.4x 61.5x 37.0x 16.9x 9.2x NM 2024E 2025E 2026E 2026E 2027E 2024E 2025E 10.6% 24.0% 7.7% 19.2% 23.7% 21.0% 1.8% $62 $469 $ 1,434 $20,369 $7,245 $539 $77 Median: 49.3x

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 0.0x 20.0x 40.0x 60.0x 80.0x 100.0x 120.0x 140.0x 160.0x 0% 25% 50% 75% 100% 26 Sources: Company filings and Capital IQ as of 1/29/2021 Valuation Multiple in Perspective Notes: 1. Aggregate value based on current trading value ; revenue and EBITDA estimates based on Romeo September 2020 Investor Presentation 2. Protera share price estimated using ArcLight share price as proxy; aggregate value assumes 240.1 pro forma shares outstanding an d ($801MM) of net debt based on January 2021 Investor Presentation 2023E - 2025E Revenue CAGR (%) AV / CY2025E EBITDA (1) (2)

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 27 Battery technology innovator focused on electrifying the large, growing CV market Differentiated, proprietary technology across the entire battery system – from battery materials to cells, modules and packs – delivers best - in - class performance (safety, fast charging, long life) Field - proven, real - world operational experience – 28K units installed across 19 countries, 3.8Bn+ miles traveled; Microvast solutions are powering EVs now Preferred battery partner to bellwether global OEMs and Tier 1 suppliers; landmark contract wins validate and underpin business case Compelling opportunity to invest in a key player in the EV revolution at an attractive valuation

Supplementary Materials

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Energy Density (Wh/kg) (1) Higher energy density offers greater range and longer screen time Charging Time Faster charging capability offers greater mobility 29 Battery 101: How Battery Technology Works Notes: 1. Refers to gravimetric energy density, measured in watt - hours per kilograms ( Wh/ kg) 2. Measured as the number of charge / discharge cycles a battery can support before it falls below some threshold (generally 80% ) o f Standard Operating Capacity (SOC) CATHODE Terminal which acts as the source of lithium ions and the energy of a battery; typically represents 50%+ of the cost of a battery Standard Battery Components 1 2 4 3 ANODE Terminal which stores lithium ions during charging and releases ions during discharging SEPARATOR Physical barrier which prevents contact between cathode and anode enhancing battery safety in normal and abused conditions ELECTROLYTE Chemical medium to transport lithium ions between the cathode and anode Key Performance Metrics EV Battery Construction Life Cycles (2) No. of charge / discharge cycles operationally Safety Ability to withstand adverse conditions (temperature, impact, etc.) Basic unit that contains the electrodes, electrolyte and separator Cell Module Cluster of cells Pack Cluster of modules + BMS 1 2 3 4 Electric current flows from anode to cathode during discharge (reversed during charging) Ions

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE Market Overview: EV Adoption Driven by Secular Growth Drivers Electrification Driven by Powerful Structural Factors Economies of scale driving down Total Cost of Ownership Government regulations & subsidies encourage EVs to combat climate change Consumer increasingly mindful of sustainability and shifting spending towards green products Urbanization shortening travel distances, increasing density of EV charging points Rapidly improving battery and vehicle technology makes EVs more viable for the mass market Most Major OEMs Have Announced EV Programs (Summary of EV Programs at Select OEMs) • Electrification well underway across CV / PV portfolio • Fuso eCanter (LCV) in limited production since 2017, eCitaro (bus) in series production since 2018, and recently announced eActros (Class 8 truck) expected to begin serial production in 2021 • Electric trucks offered / planned across all major brands – Kenworth, Peterbilt, DAF • Production expected to ramp up in 2021 • 5K+ electric buses in operation worldwide • Complete range of electric trucks to be offered in 2021, with volume production from 2022 onwards; FE / FL models currently in customer testing • Targeting EV to represent 35%+ of fleet by 2035 • Raised planned investment on digital and EV to €86Bn over the next 5 years (20% increase) • Plans to offer electric variants of most PV models across brands (Audi, Bentley, Porsche) by 2025 • E - bus to start production in 2022; collaborating with Ford on medium pickup truck, city van and cargo van • CV electrification a top priority – Ford aims to grow / maintain its CV market share (40% US, 15% EU) through the EV transition • Recently announced E - Transit van which will begin production in late 2021 • Committed to an electric future, with multiple current investments / partnerships related to CV electrification • Currently offer a light CV (e - Daily) and an electric bus (e - Way); fully electric truck expected to start production in 2021 Several Large Logistics Players Electrifying Fleets 30

NOTES START FROM HERE AND GROW UP CONTENT BELOW THIS LINE CONTENT BELOW THIS LINE SUBTITLE BELOW THIS LINE TITLE CAN NOT GO ABOVE THIS LINE 31 Microvast’s Entrepreneurial Team Committed to Innovation • 11+ years experience in lithium - ion battery business • Worked for The Dow Chemical • Board of Director of IMLB • VP of the International Automotive Battery Lithium Association • Ph.D. Materials Science & Eng., Penn State • 22 publications and 81 patents Dr. Wenjuan Mattis Chief Technology Officer Joined 2013 • 20+ years experience in international business development • 7+ years experience in the battery & e - Mobility industry • VP at Vossloh AG and member of the supervisory board in China and Russia • Head of international sales at Mupro • BA, University of Applied Sciences Kiel in Germany Sascha Kelterborn SVP & MD, EMEA Joined 2016 • Founded Microvast • Previously founded water purification business, Omex Environmental Engineering in 2000 and sold to Dow Chemical in 2006, 50x ROI in 5 years • BA, Southwest Petroleum University Yang Wu CEO & Founder Joined 2006 • 23 years worked for Roper and Qorvo, semiconductors • 7 years in the U.S. Navy • Certified U.S. Navy Nuclear Engineer • MA, Johns Hopkins University; BA, US Naval Academy Shane Smith President, USA Joined 2019 • 20+ years experience in finance, accounting and capital markets • Previous experience at Quantum Energy Partners, EisnerAmper, Arthur Andersen • MS Accounting, Texas A&M, CPA & CFA charterholder Leon Zheng Chief Financial Officer Joined 2010 Representative Prior Experience